UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 28, 2009

AnchorBanCorp Wisconsin Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	000-20006	39-1726871
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

25 West Main Street, Madison, Wisconsin	53703
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 608-252-8982

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 28, 2009, Anchor BanCorp issued a press release announcing its financial results for the 1st quarter ended June 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1. On July 29, 2009, Anchor BanCorp issued a revised press release announcing revised financial results for the 1st quarter ended June 30, 2009. A copy of the revised press release is attached hereto as Exhibit 99.2. Neither the information in this Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT #	DESCRIPTION

99.1	99.1 Press Release of Anchor BanCorp Wisconsin Inc. dated July 28, 2009.

99.2	99.2 Press Release of Anchor BanCorp Wisconsin Inc. dated July 29, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

AnchorBanCorp Wisconsin Inc. (Registrant)
July 29, 2009	/s/ DALE C. RINGGENBERG
(Date)	Dale C. Ringgenberg
Senior Vice President, Chief Financial Officer

Exhibit Index

99.1	Press release dated July 28, 2009.

99.2	Press release dated July 29, 2009.